CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, George R. Aylward, Executive Vice President of Phoenix Equity Series Fund (the "Registrant"), certify that:

        1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  November 7, 2006          /s/ George R. Aylward
     ----------------------      -----------------------------------------------
                                 George R. Aylward, Executive Vice President
                                 (principal executive officer)


I, W. Patrick Bradley, Chief Financial Officer and Treasurer of Phoenix Equity Series Fund (the "Registrant"), certify that:

        1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  November 7, 2006          /s/ W. Patrick Bradley
     ----------------------      -----------------------------------------------
                                 W. Patrick Bradley, Chief Financial Officer
                                 and Treasurer
                                 (principal financial officer)